UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-09781

PFS FUNDS

(Exact name of registrant as specified in charter)

1939 Friendship Drive Suite C El Cajon, CA (Address of principal executive offices)	92020 (Zip code)

CT Corporation System

155 Federal St., Suite 700,

Boston, MA 02110

 (Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: January 31

Date of reporting period: October 31, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Outfitter Fund

	Schedule of Investments
	October 31, 2013 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS

Consumer Discretionary
3,500	CarMax, Inc. *	$ 164,465
3,980	Compania Cervecerias Unidas S.A. **	106,226
9,000	Gannett Co., Inc.	249,030
2,000	PetSmart, Inc.	145,500
5,000	Target Corporation	323,950
Total for Consumer Discretionary		989,171	5.80%

Consumer Staples
3,000	Cia Brasileira de Distribuicao Grupo Pao de Acucar **	151,260
4,000	The Procter & Gamble Company	323,000
10,000	Unilever N.V. **	397,200
Total for Consumer Staples		871,460	5.11%

Energy
9,000	Bellatrix Exploration Limited * (Canada)	67,230
6,000	Golar LNG Limited (Bermuda)	222,780
3,700	Hess Corporation	300,440
5,000	Natural Gas Services Group, Inc. *	139,950
3,000	Schlumberger Limited	281,160
9,000	Synergy Resources Corporation *	93,240
Total for Energy		1,104,800	6.49%

Financials
5,280	Banco Bradesco S.A. **	76,138
1,420	Banco de Chile **	130,399
2,800	Berkshire Hathaway Inc. Class B *	322,252
6,300	CBOE Holdings, Inc.	305,109
1,500	CME Group Inc.	111,315
1,000	First Midwest Bancorp, Inc.	16,630
7,000	Lincoln National Corporation	317,870
7,000	Republic Bancorp, Inc. Class A	161,140
4,500	Royal Bank of Canada (Canada)	302,310
2,500	Susquehanna Bancshares, Inc.	29,450
4,000	T. Rowe Price Group, Inc.	309,640
Total for Financials		2,082,253	12.22%

Health Care
4,000	Accuray Incorporated *	27,020
5,000	Bacterin International Holdings, Inc. *	3,000
1,250	Biogen Idec Inc. *	305,237
2,000	Genomic Health, Inc. *	59,840
3,600	Merck & Co., Inc.	162,324
5,500	Myriad Genetics, Inc. *	134,117
6,500	NxStage Medical, Inc. *	86,255
Total for Health Care		777,793	4.56%

Industrials
2,500	Chart Industries, Inc. *	268,675
2,000	FedEx Corporation	262,000
2,000	General Dynamics Corporation	173,260
22,500	General Electric Company	588,150
4,000	MYR Group Inc. *	105,800
4,000	Westport Innovations Inc. *	93,720
Total for Industrials		1,491,605	8.75%

Information Technology
7,000	Applied Materials, Inc.	124,985
2,900	comScore, Inc. *	77,488
15,000	KVH Industries, Inc. *	206,100
1,000	Red Hat, Inc. *	43,270
7,000	Texas Instruments Incorporated	294,595
Total for Information Technology		746,438	4.38%

Materials
7,000	E. I. du Pont de Nemours and Company	428,400
2,200	Monsanto Company	230,736
6,000	Potash Corporation of Saskatchewan Inc. (Canada)	186,600
4,000	The Valspar Corporation	279,880
Materials		1,125,616	6.60%

Telecommunication Services
4,000	Consolidated Communications Holdings, Inc.	74,520
7,000	Verizon Communications Inc.	353,570
Total for Telecommunication Services		428,090	2.51%

Utilities
6,500	Dominion Resources, Inc.	414,375
2,000	Genie Energy Ltd.	20,660
Total for Utilities		435,035	2.55%

Total for Common Stocks (Cost $8,238,432)		10,052,261	58.97%

CORPORATE BONDS
200,000	Ball Corporation 7.375% 9/1/2019	216,000
224,000	Belo Corp. 7.25% 9/15/2027	226,240
250,000	Bill Barrett Corporation 7.625% 10/1/2019	263,750
300,000	Citigroup Inc. 5.5% 2/15/2017	332,931
300,000	Computer Sciences Corp. 6.50% 3/15/2018	347,383
504,000	Expedia, Inc. 5.95% 8/15/2020	534,961
350,000	Ford Motor Credit Company LLC 4.25% 2/3/2017	377,923
70,000	Gannett Co., Inc. 6.375% 9/1/2015	75,775
237,000	Gannett Co., Inc. 7.125% 9/1/2018	254,775
90,000	Gannett Co., Inc. 9.375% 11/15/2017	94,612
325,000	General Electric Cap Corp. 5.3% 2/11/2021	361,937
250,000	Goldman Sachs 3.625% 2/7/2016	263,871
300,000	Hewlett-Packard Company 3.30% 12/9/2016	313,148
250,000	Microsoft Corp 4.5% 10/1/2040	242,539
400,000	Plains Exploration & Production Company 6.5% 11/15/2020	440,691
250,000	The NASDAQ OMX Group, Inc. 4% 1/15/2015	258,585
64,000	The New York Times Company 5% 3/15/2015	66,720
175,000	Tyson Foods, Inc. 4.5% 6/15/2022	181,503
400,000	Wal-Mart Stores, Inc. 5.25% 9/1/2035	436,343
Total for Corporate Bonds (Cost $5,331,233)		5,289,687	31.03%

PREFERRED STOCK
3,000	Genie Energy Ltd. 7.5% Series 12-A Preferred	24,570
Total for Preferred Stock (Cost $22,627)		24,570	0.14%

REAL ESTATE INVESTMENT TRUSTS
8,000	Two Harbors Investment Corp.	74,640
3,000	Washington Real Estate Investment Trust	78,630
Total for Real Estate Investment Trusts (Cost $172,350)		153,270	0.90%

MUNICIPAL BONDS
30,000	Cook County Illinois School District No.035 Refunding	33,133
	Taxable Series A 5.125% 12/1/2020
100,000	Fort Lauderdale Florida Special Obligation Pension Funding	94,087
	Taxable Bonds 3.574% 1/1/2023
150,000	Maryland State Economic Development Corporation Refunding	140,499
	Aviation Administration Taxable Bonds 2.5% 6/1/2021
55,000	Massachusetts State Housing Finance Agency Taxable	57,410
	Series D 4.782% 12/1/2020
60,000	North Carolina Housing Finance Agency Refunding Taxable	59,570
	Series 33 3.363% 1/1/2022
40,000	Oakland California Pension Obligation Taxable Bonds	24,334
	0.0% 12/15/2022 * ***
50,000	Virginia State Housing Development Authority Taxable Rental	51,325
	Housing Series E 3.754% 3/1/2021
Total for Municipal Bonds (Cost $486,825)		460,358	2.70%

MONEY MARKET FUNDS
435,461	Fidelity Money Market Portfolio Select Class 0.10% ****	435,461
435,461	Invesco Short Term Investment Liquid Asset
	Institutional Class 0.08% ****	435,461
Total for Money Market Funds (Cost $870,922)		870,922	5.11%

Total Investment Securities		16,851,068	98.85%
	(Cost $15,122,389)

Other Assets In Excess of Liabilities		196,451	1.15%

Net Assets		$ 17,047,519	100.00%

* Non-Income Producing Securities.
** ADR - American Depositary Receipt.
*** Zero coupon bond; Intetest rate reflects effective yield on the date of purchase.
**** Variable Rate Security: The Yield Rate shown represents the rate at October 31, 2013.

NOTES TO FINANCIAL STATEMENTS

OUTFITTER FUND

October 31, 2013

(Unaudited)

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at October 31, 2013 was $15,122,389. At October 31, 2013, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments was as follows:

     Appreciation                 (Depreciation)               Net Appreciation (Depreciation)

      $1,996,685                     ($268,006)                                 $1,728,679

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year 2012, or expected to be taken on the Fund’s 2013 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

SHARE VALUATION: The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

EXPENSES: Expenses incurred by PFS Funds (the “Trust”) that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

3. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including common stock, preferred stock, real estate investment trusts, and ADRs). Equity securities are generally valued by using market quotations.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security.  When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. (including corporate bonds and municipal bonds) Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2013:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$10,052,261	$0	$0	$10,052,261
Corporate Bonds	0	5,289,687	0	5,289,687
Preferred Stock	24,570	0	0	24,570
Real Estate Investment Trusts	153,270	0	0	153,270
Municipal Bonds	0	460,358	0	460,358
Money Market Funds	870,922	0	0	870,922
Total	$11,101,023	$5,750,045	$0	$16,851,068

Refer to the Fund’s Schedule of Investments for a listing of securities by industry.  The Fund did not hold any Level 3 assets during the three month period ended October 31, 2013. There were no transfers into or out of the levels during the three month period ended October 31, 2013. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the three month period ended October 31, 2013.

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS FUNDS

By: /s/Ross C. Provence

      Ross C. Provence

      President

Date:           12/19/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence

      Ross C. Provence

      President

Date:           12/19/13

By: /s/Jeffrey R. Provence

       Jeffrey R. Provence

      Chief Financial Officer

Date:           12/19/13